SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 17, 2003
--------------------------------------------------------------------------------
                                 Date of Report

                               Aegis Realty, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-13239                                     13-3967879
--------------------------------------------------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 421-5333
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS
-------

     On March 17, 2003, Aegis Realty, Inc. ("Aegis") provided guidance to its stockholders regarding the anticipated timing and other matters with respect to the previously announced merger transaction with a subsidiary of Phillips Edison, LTD. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding Aegis and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
-------

(c)  Exhibits
     --------

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of Aegis Realty, Inc., dated March 17, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 17, 2003

                               AEGIS REALTY, INC.


                                       By:  /s/ Stuart J. Boesky
                                          ------------------------------------
                                          Stuart J. Boesky
                                          President

                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of Aegis Realty, Inc., dated March 17, 2003